BERRY PETROLEUM COMPANY
                        OPTION AGREEMENT

     This Option Agreement ("Agreement") is made effective as of November 23, 2004 ("Grant Date"), by and between BERRY PETROLEUM
COMPANY, a Delaware corporation (the "Company"), and Robert F.
Heinemann ("Grantee").

                 STATEMENT OF BACKGROUND FACTS

     The Board of Directors (the "Board") of the Company has established the Berry Petroleum Company Amended and Restated 1994
Stock Option Plan (the "Plan").

     Pursuant to the provision of the Plan, the Committee designated by the Board in accordance with the Plan, by action taken on November 23, 2004, granted to the Grantee an option ("Option") to purchase shares of the Class A Common Stock of the Company ("Common Stock"), subject to the terms and conditions set forth herein.

     In consideration of the foregoing and of the mutual covenants set forth herein and other good and valuable consideration, the parties hereto agree as set forth below.
Unless otherwise defined herein, capitalized terms shall have the same meanings as defined in the Plan.

     1. The Option. The Grantee may, at the Grantee's option and on the terms and conditions set forth herein, purchase all or any part of an aggregate of 65,000 shares of Common Stock under the Plan at the price per share set forth in Section 2 below.

     2.   Option Price and Exercise Dates.

          a. The Option shall be exercisable at the option price per share ("Option Price") as to the specified number of shares ("Optioned Shares") on and after the "Start" dates and on or before the "Termination" dates set forth below:

                                                  Exercise Dates
     Number of Shares    Option    Price          Start
Termination

          16,250         $43.16              11/23/2005
     11/23/2014

          16,250         $43.16              11/23/2006
     11/23/2014

          16,250         $43.16              11/23/2007
     11/23/2014

          16,250         $43.16              11/23/2008
     11/23/2014




          b. The Option may be exercised when installments accrue as indicated by the Start dates in Section 2a above, but only during an Exercise Period (as defined below) occurring on or after the applicable Start date and on or before the applicable Termination date, with respect to all or part of the Optioned Shares covered by such accrued installments, subject, however, to the further restrictions contained in this Agreement. In the event that during any applicable Exercise Period the Grantee shall exercise the Option for less than the full number of Optioned Shares included within the accrued installment, the Grantee shall, during any balance of such Exercise Period or future Exercise Period (but on or before the applicable Termination date), be entitled to exercise the Option (in one or more subsequent increments) for the balance of the Optioned Shares included in said accrued installment. In no event shall the Grantee be entitled to exercise the Option for fractional shares of Common Stock or for a number of shares exceeding the maximum number of Optioned Shares.

          c.   As used in this Agreement, the phrase
     "Exercise Period" shall mean such period as the Board may establish or consent to upon the advice of legal counsel.

          d. The Option shall be exercised by giving to the Company written notice thereof during any applicable Exercise Period, and specifying in such notice the number of Optioned Shares with respect to which such Option is being exercised.

          e. Grantee acknowledges that Grantee has no right whatsoever to exercise the Option granted hereunder with respect to any Optioned Shares covered by any installment unless and until such installment accrues as provided above. Grantee further understands that the Option granted hereunder shall expire and become unexercisable as provided in the Plan.

     3. Delivery of Certificates. As soon as practicable after any proper exercise of an Option in accordance with the provisions of this Agreement and the Plan, the Company shall deliver to the Grantee at the main office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates representing the shares of Common Stock (if any) to which the Grantee is entitled upon exercise of such Option.

     4. No Rights in Shares Before Issuance and Delivery. Neither the Grantee, his estate nor his transferees by will or the laws of descent and distribution shall be, or have any rights or privileges of, a shareholder of the Company with respect to any shares issuable upon exercise of an Option unless and until certificates representing such shares shall have been issued and delivered. No adjustment will be made for a dividend or other rights where the record date is prior to the date such certificates are issued.


     5. Nontransferability of Options. Any Options granted hereunder are not transferable otherwise than by will or the laws of descent and distribution. Options shall not be otherwise transferred, assigned, pledged, hypothecated or disposed of in any way, whether by operation of law or otherwise, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer an Option otherwise than by will or the laws of descent and distribution, or to assign, pledge, hypothecate or otherwise dispose of such Option, or upon the levy of any execution, attachment or similar process thereon, such Option shall become null and void and any subsequent attempted exercise of the Option shall be ineffective against the Company.

     6. Governing Plans. A copy of the document evidencing the Plan has been delivered to the Grantee on or before the date of execution of this Agreement and receipt of such copy is hereby expressly acknowledged by Grantee. This Agreement hereby incorporates by reference said Plan and all of the terms and conditions of the Plan as the same may be amended from time to time hereafter in accordance with the terms thereof. The terms of this Agreement shall in no manner limit or modify the controlling provisions of the Plan, and in the case of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall be controlling and binding upon the parties hereto.

     7. Termination of Employment Due to Change in Control. Upon the occurrence of a Terminating Transaction (as defined in the Plan), as of the effective date of such Terminating Transaction, the then outstanding unvested Options shall immediately become fully vested and exercisable without regard to the vesting provisions of Section 2a hereof. Should a Terminating Transaction occur, the Termination date set forth in
Section 2a hereof shall be extended for thirty (30) days.

     8. Certain Representations and Warranties. Grantee expressly acknowledges, represents and agrees:

          a. That Grantee has read and understands the terms and provisions of the Plan, and hereby accepts this Agreement subject to all the terms and provisions of the Plan;

          b.   That Grantee shall accept as binding,
     conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan;

          c. That if use of Common Stock of the Company to pay the exercise price of the Option is authorized by the Committee pursuant to the discretion granted to the Committee under the Plan, Grantee has been advised to consult with a competent tax advisor regarding the applicable tax consequences prior to utilizing such Common Stock to exercise an Option; and


     d. That if Grantee is a person subject to the provisions of Section 16 of the Securities Exchange Act of 1934, Grantee has been advised to consult with a competent federal securities law advisor as to the reporting obligations and potential liability for profits under said Section 16 with respect to the granting and exercise of Options.

     9.   No Employment Rights or Obligations.

          a. Subject to the specific terms and conditions of that certain Employment Agreement between the Company and Grantee dated June 16, 2004,
      1) nothing in the Plan or in this Agreement shall be construed to create or imply any contract of employment between the Company, or any direct or indirect parent or subsidiary corporation of the Company (the "Participating Companies"), and the Grantee, 2) nothing in the Plan or in this Agreement shall confer upon the Grantee any right to continue in the employ of any of the Participating Companies or confer upon any Participating Company any right to require continued employment by the Grantee, 3) Grantee acknowledges and agrees that the employment of Grantee by such Participating Company is expressly at the will of the Participating Company, and the Participating Company may terminate Grantee's employment by such Participating Company at any time for any reason or for no reason, and 4) similarly, Grantee may terminate his or her employment with a Participating Company at any time for any reason or for no reason.

          b. Any question(s) as to whether and when there has been a termination of Grantee's employment, the reason (if any) for such termination, and/or the consequences thereof under the terms of the Plan, shall be determined by the Board in its sole discretion, and the Board's determination thereof shall be final, binding and conclusive.

     10. Governing Law. This Agreement shall be governed by, interpreted under, construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of California applicable to agreements made and to be performed wholly within the State of California.

     11.  Agreement Binding on Successors.  The terms of this
Agreement shall be binding upon the executors, administrators, heirs, successors, transferees and assignees of the Grantee.

     12. Costs of Litigation. In any action at law or in equity to enforce any of the provisions or rights under this Agreement or the Plan, the unsuccessful party to such litigation, as determined by the court in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys' fees and disbursements incurred by the successful party or parties (including, without limitation, costs, expenses, fees and disbursements on any appeals), and if the successful party recovers judgment in any such action or proceeding such costs, expenses and attorneys' fees and disbursements shall be included as part of the judgment.



     13. Necessary Acts. The Grantee agrees to perform all acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement, including, but not limited to, all acts and documents related to compliance with federal and/or state securities and/or tax laws.

     14. Counterparts. For convenience, this Agreement may be executed in any number of identical counterparts, each of which shall be deemed a complete original in itself and may be introduced in evidence or used for any other purpose without the production of any other counterparts.

     15. Invalid Provisions. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision was not contained herein.

     IN WITNESS WHEREOF, the Company and the Grantee have executed this Agreement effective as of the date first written above.

BERRY PETROLEUM COMPANY                GRANTEE


By: ___________________                _______________________
    Signature                          Signature


Ralph J. Goehring                      Robert F. Heinemann
-----------------------                -----------------------
Printed Name                           Printed Name


Title:
Executive Vice President & CFO
-----------------------------
                                       ________________________
                                       Street Address


                                       ________________________
                                       City and State


                                       ________________________
                                       Social Security No.







     By his or her signature below, the spouse of the Grantee, if such Grantee is legally married as of the date of execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of said Agreement and said Plan.

                                   ____________________________
                                   Spouse's Signature


                                   ____________________________
                                   Printed Name


                                   Dated:  ____________________



     By his or her signature below, the Grantee represents that he or she is not legally married as of the date of execution of this Agreement.

                                   ____________________________
                                   Grantee's Signature


                                   Dated:  ____________________